EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     I, Tzlil Peker, certify that:

     1. I have reviewed this annual report on Form 10-K of InkSure Technologies Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2009                  By: /s/ Tzlil Peker
                                      -----------------------
                                      Tzlil Peker
                                      Chief Financial Officer